                                                                    EXHIBIT 10.2

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

         This Second Amendment to Credit Agreement, dated as of September 18, 2003 (the "Amendment") amends that certain Credit Agreement, dated as of July 2, 2002 (the "Original Credit Agreement"), by and among BOWNE & CO., INC., a Delaware corporation (the "Parent Borrower"), FLEET NATIONAL BANK and the other lending institutions listed on Schedule 1 to the Credit Agreement (each a "Lender", and collectively, the "Lenders"), FLEET NATIONAL BANK, as Agent for the Lenders, JPMORGAN CHASE BANK, as Documentation Agent (the "Documentation Agent"), and WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent (the "Syndication Agent"), as previously amended by the First Amendment to Credit Agreement, dated as of March 28, 2003 (the Original Credit Agreement as amended by such amendment is referred to as the "Credit Agreement").

         WHEREAS, in accordance with the terms and provisions of the Credit Agreement, Parent Borrower has requested that the Lenders approve the terms, provisions and issuance of the "____% Convertible Subordinated Debentures" (the "Subordinated Debentures") to be issued by the Company pursuant to an Indenture between Parent Borrower and The Bank of New York, as Trustee, in the form attached hereto as Exhibit A (the "Indenture");

         WHEREAS, the Lenders have agreed, subject to the terms and conditions set forth in this Amendment (including, without limitation, the amendment of certain provisions of the Credit Agreement) to approve the terms, provisions and the issuance of the Subordinated Debentures pursuant to the Indenture,

         NOW, THEREFORE, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment and fully intending to be legally bound hereby, the parties hereby agree as follows:

1.       CAPITALIZED TERMS.

         Terms used in this Amendment which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

2.       AMENDMENT TO CREDIT AGREEMENT.

         Subject to the satisfaction of the conditions set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

         2.1 Definition of Note Purchase Agreement. The definition of "Note Purchase Agreement" is hereby amended and restated in its entirety as follows:

                           "NOTE PURCHASE AGREEMENT: collectively, the, separate and several, Note Purchase Agreements, each dated January 30, 2002, as amended by a First Amendment, dated as of July 3, 2002, a Second Amendment dated as of March 28, 2003, between Parent Borrower, on the one hand, and certain purchasers, on the other hand, and as may be further amended from time to time, relating to the sale by Parent Borrower of:
                           $25,000,000 aggregate principal amount of its 6.90% Senior Notes, Series A, due January 30, 2007; $28,000,000 aggregate principal amount of its 7.31% Senior Notes, Series B, due January 30, 2012; and $22,000,000 aggregate principal amount of its 7.85% Senior Notes, Series C, due January 30, 2012."

         2.2 Amendment of Section 8.3. Section 8.3 is hereby amended and restated in its entirety as follows:

                                    "8.3      LEVERAGE RATIO.

                                    Permit (i) the Leverage Ratio at any time during a time period set forth below to be more than the ratio set forth below next to such time period:

             Time Period                                Leverage Ratio
             -----------                                --------------
          (Dates Inclusive)
-----------------------------------------------------------------------------
January 1, 2003 to March 31, 2003                         3.10 to 1.0
-----------------------------------------------------------------------------
April 1, 2003 to June 30, 2003                            3.90 to 1.0
-----------------------------------------------------------------------------
July 1, 2003 to September 30, 2003                        3.25 to 1.0
-----------------------------------------------------------------------------
October 1, 2003 to December 31, 2003                      2.75 to 1.0
-----------------------------------------------------------------------------
January 1, 2004 to March 31, 2004                         3.00 to 1.0
-----------------------------------------------------------------------------
April 1, 2004 and thereafter                             2.75 to 1.0; or
-----------------------------------------------------------------------------

                                     (ii) the Senior Leverage Ratio at any time
                                    after the Amendment Effective Date (as
                                    defined in the Second Amendment to this
                                    Credit Agreement dated September 18, 2003) to be more than 2.5 to 1.0."

         2.3 Amendment of Section 8.15. Section 8.15 is hereby amended by amending and restating clause (c) thereof in its entirety as follows:

                                    "(c) Contingent Obligations with respect to or constituting Indebtedness permitted pursuant to Section 8.5 hereof (other than Contingent Obligations of any Subsidiary with respect to Indebtedness permitted pursuant to Section 8.5(d))."

         2.4 Amendment of Section 8.16. Section 8.16 is hereby amended and restated in its entirety as follows:

                                            "8.16 PAYMENTS AND PREPAYMENTS OF
                                    SUBORDINATED INDEBTEDNESS. 8.16 PAYMENTS AND
                                    PREPAYMENTS OF SUBORDINATED INDEBTEDNESS.
                                    Purchase, redeem, retire or otherwise
                                    acquire for value, other than by issuance of shares of Capital Stock of a Credit Party, or set apart any money for a sinking, defeasance or other analogous fund (or permit any Subsidiary to do any of the foregoing) for the purchase, redemption, retirement or other acquisition of, or make (or permit any Subsidiary to make) any voluntary payment or prepayment of the principal of, or interest on, or any other amount owing in respect of, any Subordinated Indebtedness (or make any payment or distribution whatsoever with respect to any Capital Stock issued or issuable upon conversion of any Subordinated Indebtedness, other than if such Capital Stock is issued and outstanding and is publicly traded common stock of Parent Borrower, (a) dividends or other distributions with respect thereto paid at the same rate and on the same terms as paid to all holders of such common stock, or (b) acquisitions thereof as part of a broad-based repurchase program of the Company's publicly traded common stock that is not specifically targeted to, and in which the holders of such common stock received upon conversion, or their Affiliates, do not disproportionately participate) except for regularly scheduled payments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness to the extent expressly approved by the Required Lenders. "

         2.5 New Section 8.19. Article 8 is hereby further amended by adding a new Section 8.19 thereto as follows:

                                    "8.19 MODIFICATION OF SUBORDINATED
                                    INDEBTEDNESS. Without the prior written
                                    approval thereto of the Required Lenders, amend or modify the terms and provisions of any Subordinated Indebtedness (a) relating to the subordination of such Subordinated Indebtedness to the prior payment in full of the Senior Indebtedness or (b) in any other material respect. Notwithstanding the foregoing, the written approval of the Required Lenders shall not be required with respect to any such amendment or modification (which is not described in clause (a) immediately above) that: (i) reduces, or extends the date of payment of, the principal (exclusive of prepayments) of or interest on any such Subordinated Indebtedness; or (ii) reduces the restrictions on the Parent Borrower and its Subsidiaries, so long as such reduction is not in violation of any of the Loan Documents.

         2.6 Amendment of Exhibit E. Exhibit E to the Credit Agreement, Form of Compliance Certificate, is hereby amended as follows:

                                    "(a)     The Form of Compliance Certificate
                                    itself is hereby amended so that paragraph number '1' thereof is amended and restated in its entirety as follows:

                                    '1. The Leverage Ratio and the Senior
                                    Leverage Ratio as of _________ (the
                                    "Determination Date") is ______ . ______:
                                    1.00 and _______._______: 1.00,
                                    respectively, as set forth on Schedule 1;'
                                    and

                                    (b)      Schedule 1 to the Compliance
                                    Certificate is hereby amended and restated to read the same as Schedule 1 attached hereto."

3.       APPROVAL OF SUBORDINATED DEBENTURES.

         Subject to this Amendment becoming effective upon the satisfaction of the conditions set forth in Section 6 below, the issuance by the Parent Borrower of up to $90,000,000 principal amount of Subordinated Debentures issued pursuant, to the Indenture in the form attached hereto as Exhibit A, is hereby approved as Subordinated Indebtedness.

4.       REAFFIRMATION OF GUARANTY.

         Each of the Guarantors hereby reaffirms each of its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that neither this Amendment, the transactions contemplated by this Amendment nor any further agreements or arrangements whatsoever relating to the Credit Agreement shall in any way affect the validity and enforceability of the Guaranty or reduce, impair, or discharge the obligations of any of the Guarantors thereunder.

5.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

         Parent Borrower represents, warrants and agrees that:

         5.1 Representations in Credit Agreement. Each of the representations and warranties made by Parent Borrower in the Credit Agreement is true, correct and complete on and as of the date hereof with the same full force and effect as if each of such representations and warranties had been made by the Parent Borrower on the date hereof and in this Amendment (except to the extent such representations and warranties expressly relate to an earlier date).

         5.2 No Default or Event of Default. No Default or Event of Default exists on the date of this Amendment (after giving effect to all of the arrangements and transactions contemplated by this Amendment and the issuance of the Subordinated Debentures as contemplated herein).

         5.3 Binding Effect of Documents; Amendment as Loan Document. This Amendment, the Subordinated Debentures and the Indenture being executed by the Credit Parties in connection herewith have been duly authorized, executed and delivered by each Credit Party and are in full force and effect as of the date hereof and the agreements and obligations of each such Credit Party contained herein and therein constitute the legal, valid, and binding obligations of each Credit Party enforceable against such Credit Party in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally. This Amendment constitutes a Loan Document.

         5.4 Use of Proceeds. It shall use all of the "Net Proceeds" (as hereinafter defined) from the issuance and sale of the Subordinated Debentures as follows:

                           (a) At least $50,000,000 shall be used to prepay
                               the principal amount of the Revolving Credit
                               Loans in accordance with Section 2.7(a) of the Credit Agreement;

                           (b) Next, Net Proceeds shall be used to pay the
                               interest required to be paid, pursuant to
                               Section 2.7(c) of the Credit Agreement, with respect to such prepayment of the Revolving Credit Loans and the fees and expenses of the Agent and the Lenders in connection with the execution, delivery and performance of this Amendment, including, without limitation, the Facility Fee required to be paid pursuant to Section 3.2(a) of the Credit Agreement;

                           (c) Next, up to $25,000,000 of Net Proceeds may
                               be used to prepay the notes issued pursuant to the Note Purchase Agreement (including principal, interest and fees associated with such prepayment); and

                           (d) Then, the Net Proceeds shall be used to
                               further prepay the principal amount of
                               Revolving Credit Loans, in accordance with
                               Section 2.7(a) of the Credit Agreement,
                               together with interest required to be paid, pursuant to Section 2.7(c) of the Credit Agreement, and other fees and expenses in connection with such prepayment.

                  For purposes of this Amendment, (i) "Net Proceeds" shall mean the proceeds from the issuance and sale of the Subordinated Debentures after deducting all placement agent fees and expenses and all out-of-pocket legal, accounting and other costs and expenses incurred in connection therewith; and (ii) to the extent the Subordinated Debentures are issued in more than one traunch, the provisions of Sections 5.4 and 5.5 shall be applied on a cumulative basis.

         5.5 Reduction of Aggregate Commitment Amount. The Aggregate Commitment Amount shall be permanently reduced, pursuant to
                  Section 2.6(a) of the Credit Agreement, by the amount of the principal prepayment of Revolving Credit Loans pursuant to Sections 5.4(a) and (d); provided, however, that (i) if such amount exceeds $75,000,000, Parent Borrower shall not be required to reduce the Aggregate Commitment Amount by more than $75,000,000; and (ii) the amount by which the Aggregate Commitment Amount would otherwise have been reduced pursuant to this Section 5.5 shall be decreased by the principal amount of a Revolving Credit Loan, the Borrowing Date of which is on or before the 15th Business Day immediately following the Amendment Effective Date, to the extent (x) the principal amount of such Revolving Credit Loan does not exceed $25,000,000, (y) the Agent receives evidence satisfactory to it that the proceeds of such Revolving Credit Loan will be used to immediately prepay (or satisfy a put-option with respect to) the notes issued pursuant to the Note Purchase Agreement), and (z) the amount by which the Aggregate Commitment Amount is reduced pursuant to this Section 5.5 is not decreased below $50,000,000. A prepayment of the notes issued pursuant to the Note Purchase Agreement, pursuant to item (ii) above, shall be considered a prepayment pursuant to
                  Section 5.4(c) of this Amendment for purposes of the limitation set forth therein.

6.       CONDITIONS TO EFFECTIVENESS.

         This Amendment shall become effective on the first date when the following conditions are met (the "Amendment Effective Date"):

         6.1 Counterparts to Amendment. The Agent shall have received counterparts hereof signed by the Required Lenders and all of the Credit Parties (or, in the case of any Required Lender as to which an executed counterpart shall not have been received, the Agent shall have received in form satisfactory to it a telecopy or other written confirmation from such party of execution of a counterpart hereof by such party);

         6.2 Amendment Fee. The Agent shall have received payment, for the account of each of the Lenders executing and delivering a counterpart of this Agreement (to be disbursed among them, pro rata, in accordance with their respective Commitment Percentages), of an amendment fee in an amount equal to $175,000;

         6.3 Indenture and Subordinated Debentures. The Agent shall have received evidence satisfactory to it that the Indenture has been executed by all of the parties thereto, and that Subordinated Debentures, in the form attached to said Indenture, aggregating at least $50,000,000 in principal amount, have been issued pursuant thereto;

         6.4 Prepayment of Revolving Credit Loans. The Agent shall have received, pursuant to Section 2.7 of the Credit Agreement, a prepayment of the Revolving Credit Loans, in accordance with Sections 2.7(a) and (c) thereof and Section 5.4 of this Amendment, in the principal amount of at least $50,000,000 and the Aggregate Commitment Amount shall have been permanently reduced in accordance with Section 5.5 of this Amendment. The Agent shall have received payment of the Facility Fee, pursuant to Section 3.2(a) of the Credit Agreement in connection with such reduction and prepayment and all other fees and expenses payable in connection therewith required by the Credit Agreement;

         6.5 Prepayment of Other Senior Indebtedness. The Agent shall have received evidence satisfactory to it that the Net Proceeds from the issuance and sale of the Subordinated Debentures that remain after application in accordance with Sections 5.4(a) and (b) of this Amendment shall have been applied to the prepayment of the notes issued pursuant to the Note Purchase Agreement in accordance with Section 5.4(c) of this Amendment;

         6.6 Other Fees and Expenses. The Agent shall have received payment of all other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Parent Borrower) and other compensation payable to it on or prior to the Amendment Effective Date in connection with the Loan Documents; and

         6.7 Additional Documents. The Agent shall have received all documents it may reasonably request relating to the corporate or other authority for this Amendment and the other documents related thereto, and any other matters relevant hereto, all in form and substance satisfactory to the Agent, provided that this Amendment shall not become effective or be binding upon any party hereto unless all of the foregoing conditions are satisfied not later than October 1, 2003. Promptly after the Amendment Effective Date occurs, the Agent shall notify the Parent Borrower and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

7.       RATIFICATION; MISCELLANEOUS.

         Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references to the Credit Agreement in any Loan Document or related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

8.       NO IMPLIED WAIVER.

         Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Credit Parties or any right of the Agent or any Lender consequent thereon.

9.       EXPENSES.

         Regardless of whether the Amendment Effective Date ever occurs, Parent Borrower agrees to pay all reasonable fees and expenses incurred by Agent in connection with the preparation and negotiation of this Amendment, including, without limitation, the reasonable fees and expenses of Agent's counsel.

10.      COUNTERPARTS.

         This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

11.      GOVERNING LAW.

         THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW).

         IN WITNESS WHEREOF, the parties have executed this Amendment to Credit Agreement as of the day first written above.

                       BOWNE & CO., INC., Parent Borrower

                       By:   /s/ C. Cody Colquitt
                          -----------------------------------------
                       Name: Cody Colquitt
                       Title: Senior Vice President and Chief Financial Officer

                       FLEET NATIONAL BANK, as a Lender and as Agent

                       By:   /s/ David J. Bardwig
                          -----------------------------------------
                       Name: David J. Bardwig
                       Title: Senior Vice President

                       JPMORGAN CHASE BANK, as a Lender
                       and as Documentation Agent

                       By:   /s/ Louis Mastrianni
                          -----------------------------------------
                       Name: Louis Mastrianni
                       Title: Vice President

                       WACHOVIA BANK, NATIONAL ASSOCIATION,
                       as a Lender

                       By:   /s/ Kristin Carver
                          -----------------------------------------
                       Name: Kristin Carver
                       Title: Assistant Vice President

                       HSBC BANK USA, as a Lender

                       By:   /s/ Bruce Wicks
                          -----------------------------------------
                       Name: Bruce Wicks
                       Title: Vice President

                       THE ROYAL BANK OF SCOTLAND, PLC, as a Lender

                       By:   /s/ Julian Darin
                          -----------------------------------------
                       Name: Julian Darin
                       Title: Senior Vice President

                       U.S. Bank N.A., as Lender and successor to Firstar Bank

                       By:   /s/ Derek S. Roudebush
                          -----------------------------------------
                       Name: Derek S. Roudebush
                       Title: Vice President

                       THE BANK OF NEW YORK, as a Lender

                       By:   /s/ Roger A. Grossman
                          -----------------------------------------
                       Name: Roger A. Grossman
                       Title: Vice President

                       GUARANTORS:

                       BOWNE BUSINESS COMMUNICATIONS, INC.,
                       a New York corporation

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE BUSINESS SOLUTIONS, INC.,
                       a Delaware corporation

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE ENTERPRISE SOLUTIONS, L.L.C.,
                       a New York limited liability company

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE OF ATLANTA, INC.,
                       a Georgia corporation

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE OF BOSTON, INC.,
                       a Massachusetts corporation

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE OF CHICAGO, INC.,
                       a Delaware corporation

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE OF CLEVELAND, INC.,
                       a Ohio corporation

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE OF DALLAS LIMITED PARTNERSHIP,
                       a Delaware limited partnership

                       By: BOWNE OF DALLAS, INC.,
                               a Delaware corporation, as General Partner

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE OF LOS ANGELES, INC.,
                       a California corporation

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE OF NEW YORK CITY, L.L.C.,
                       a New York limited liability company

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE OF PHOENIX, INC.,
                       an Arizona corporation

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE OF SOUTH BEND, INC.,
                       a Delaware corporation

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BGS COMPANIES, INC.,
                       a Delaware corporation, (also as successor by merger with Bowne Localization, Inc., a Delaware corporation)

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       BOWNE TRANSLATION SERVICES, LLC,
                       a New York limited liability company

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

                       DOCUMENT MANAGEMENT SERVICES, INC.,
                       a Massachusetts corporation

                       By:   /s/ Scott L. Spitzer
                          -----------------------------------------
                       Name: Scott L. Spitzer
                       Title: Vice President

Schedule 1 to Compliance Certificate
dated __/__/__

         CALCULATION OF THE LEVERAGE RATIO AND SENIOR LEVERAGE RATIO

1.   Funded Debt as of the Determination Date.                     $____________

2.   Subordinated Indebtedness as of the
     Determination Date.                                           $____________

3.   Funded Debt excluding Subordinated
     Indebtedness as of the Determination Date.                    $____________

4.   Consolidated Net Income from continuing
     operations, for the period comprised of the
     four fiscal quarters ended on the
     Determination Date (or if the Determination
     Date is not the last day of a fiscal quarter,
     for the period of the four fiscal quarters
     immediately preceding the Determination Date)                 $____________

5.   All Interest Expense of Parent Borrower and
     its Subsidiaries to the extent utilized in
     determining Item 4                                            $____________

6.   Provision for federal, state and local income
     taxes of the Parent Borrower and its
     Subsidiaries, to the extent utilized in
     determining Item 4                                            $____________

7.   Depreciation and amortization (other than
     amortization of debt discount) to the extent
     utilized in determining Item 4                                $____________

8.   Extraordinary items of the Parent Borrower
     and its Subsidiaries (including, but not
     limited to: restructuring, integration and
     asset impairment charges; expenses related to
     acquisitions; gains or losses on asset sales;
     transaction related expenses; royalty expense
     borne by Seller within the trailing 12
     months; provisions for doubtful accounts (net
     of write-offs); and provision for deferred
     employee compensation and retirement
     benefits) in each case to the extent utilized
     in determining Item 4                                         $____________

9. All other non-cash income, expense, gains and losses to the extent utilized in determining
     Item 4 and not otherwise added or subtracted, as applicable, by the foregoing items 5 through 8

10.  Consolidated EBITDA (Item 4 plus the sum of
     Items 5 through 7 minus or plus, as
     applicable, Items 8 and 9)                                    $____________

11.  Leverage Ratio
     (Item 1 : Item 10)                                            _._:1.00

12.  Senior Leverage Ratio
     (Item 3: Item 10)                                             _._:1.00

13.  Maximum permitted Leverage Ratio pursuant to
     Section 8.3 of the Credit Agreement:

     (a)  January 1, 2003 to March 31, 2003                        3.10 to 1.0
     (b)  April 1, 2003 to June 30, 2003                           3.90 to 1.0
     (c)  July 1, 2003 to September 30, 2003                       3.25 to 1.0
     (d)  October 1, 2003 to December 31, 2003                     2.75 to 1.0
     (e)  January 1, 2004 to March 31, 2004                        3.00 to 1.0
     (f)  April 1, 2004 and thereafter                             2.75 to 1.0

14.  Maximum permitted Senior Leverage Ratio
     pursuant to Section 8.3 of the Credit
     Agreement:                                                    2.5:1.00

                                        2